UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2024

BLUEROCK HOMES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On November 6, 2024, Bluerock Homes Trust, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated October 31, 2024 (the “Form 8-K”) in conjunction with the acquisition of an apartment complex known as Amira at Westly, located in Tampa, Florida.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of Amira at Westly, including the consolidated financial statements of Amira JV LP and Subsidiary (“Amira JV”) as of and for the year ended December 31, 2023. At the time of acquisition by the Company, Amira JV held the Amira at Westly property as its sole asset through a wholly-owned subsidiary. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)

Consolidated Financial Statements

Amira JV LP and Subsidiary

Independent Auditor’s Report

Consolidated Balance Sheet as of December 31, 2023

Consolidated Statement of Operations for the year ended December 31, 2023

Consolidated Statement of Changes in Partners’ Equity for the year ended December 31, 2023

Consolidated Statement of Cash Flows for the year ended December 31, 2023

Notes to Consolidated Financial Statements

(b)

Financial Statements of Real Estate Acquired

Amira at Westly

Statements of Revenues and Certain Operating Expenses for the year ended December 31, 2023 and the nine months ended September 30, 2024

Notes to Statements of Revenues and Certain Operating Expenses

(c)

Pro Forma Financial Information

Bluerock Homes Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2024 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2024 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2024 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2023 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2023 (unaudited)

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 12, 2024 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of RSM US LLP

Independent Auditor’s Report

Partners of Amira JV LP and Subsidiary

Opinion

We have audited the consolidated financial statements of Amira JV LP and Subsidiary (the Company), which comprise the consolidated balance sheet as of December 31, 2023, the related consolidated statements of operations, changes in partners’ equity, and cash flows for the year then ended, and the related notes to the consolidated financial statements (collectively, the “financial statements”).

In our opinion, the accompanying financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and the results of their operations and their cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with accounting principles generally accepted in the United States of America, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the financial statements are issued or available to be issued.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ RSM US LLP

Tampa, Florida

February 5, 2024

Amira JV LP and Subsidiary

(A Limited Partnership)

Consolidated Balance Sheet

As of December 31, 2023

Assets
2023
Investment in real estate:
Land and improvements	$6,851,764
Buildings and improvements	70,176,910
Furniture, fixtures and equipment	4,219,431
Total investment in real estate	81,248,105

Less accumulated depreciation	(9,097,165)

Investments in real estate, net	72,150,940

Cash	4,055,707
Restricted cash	210,435
Tenant receivables	8,896
Prepaid expenses and other assets	72,929

Total Assets	$76,498,907

Liabilities and Partners’ Equity

Mortgage notes payable	$55,389,000
Loan costs, net of accumulated amortization	(430,991)

Mortgage notes payable, net	54,958,009

Accounts payable and accrued expenses	119,100
Accrued interest	183,519
Tenant security liability	30,448
Due to related party – management fees	26,032
Prepaid rent	24,318

Total Liabilities	55,341,426

Commitments and Contingencies (Note 4)

Partners’ Equity	21,157,481

Total Liabilities & Partners’ Equity	$76,498,907

See notes to consolidated financial statements,

Amira JV LP and Subsidiary

(A Limited Partnership)

Consolidated Statement of Operations

For the Year Ended December 31, 2023

2023
Revenue

Rental income	$8,929,963
Other income	1,421,629

Total revenue	10,351,592

Expenses

General and administrative	599,246
Taxes and insurance	1,467,130
Payroll	630,328
Utilities	501,622
Management fees	310,481
Repairs and maintenance	378,020

Total expenses	3,886,827

Income before interest and depreciation	6,464,765

Other Expense
Interest expense	2,237,310
Depreciation	2,383,391

Net income	$1,844,064

See notes to consolidated financial statements.

Amira JV LP and Subsidiary

(A Limited Partnership)

Consolidated Statement of Changes in Partners’ Equity

For the Year Ended December 31, 2023

	Fundrise Equity REIT, LLC – Limited Partner	Fundrise East Coast Opportunistic REIT, LLC – Limited Partner	Fundrise Growth eREIT II – Limited Partner	Fundrise Growth eREIT III, LLC – Limited Partner	Electra Multifamily Investments Fund II, L.P.	Total Partners’ Equity
Balance at December 31, 2022	$13,932,862	$764	$770	$770	$9,290,110	$23,225,276

Distributions	(2,346,725)	(133)	(129)	(129)	(1,564,743)	(3,911,859)

Net income	1,106,252	62	62	62	737,626	1,844,064

Balance at December 31, 2023	$12,692,389	$693	$703	$703	$8,462,993	$21,157,481

See notes to consolidated financial statements.

Amira JV LP and Subsidiary

(A Limited Partnership)

Consolidated Statement of Cash Flows

For the Year Ended December 31, 2023

2023
Cash flows from operating activities
Net income	$1,844,064

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	2,383,391
Amortization of loan costs	76,528
Changes in operating assets and liabilities:
Tenant receivables	(64)
Prepaid expenses and other assets	(6,042)
Accounts payable and accrued expenses	(29,016)
Tenant security liability	(1,416)
Due to related party – management feed	3,378
Prepaid rent	(19,419)

Net cash provided by operating activities	4,251,404

Cash flows from investing activities:
Additions to investments in real estate	(1,663,749)

Net cash used in investing activities	(1,663,749)

Cash flows from financing activities:
Distributions	(3,911,859)

Net cash used in financing activities	(3,911,859)

Net decrease in cash and restricted cash	(1,324,204)

Cash and restricted cash, Beginning of period	5,590,346

Cash	$4,055,707
Restricted cash	210,435
Cash and restricted cash, End of period	$4,266,142

Supplemental disclosure of cash flow information
Cash paid for interest during the period	$2,160,782

Additions to investments in real estate financed with accounts payable and accrued expenses	$9,178

See notes to consolidated financial statements.

Amira JV LP and Subsidiary

(A Limited Partnership)

Notes to the Consolidated Financial Statements

December 31, 2023

1.	Organization and Description of Business

Amira JV LP the (“Company”) was formed on May 14, 2019, as a Delaware limited partnership, owned by Electra Multifamily Investments Fund II, L.P., a Delaware limited partnership (“Electra Partner”), Fundrise Equity REIT, LLC, (“Investor Partner I”), Fundrise East Coast Opportunistic REIT, LLC, (“Investor Partner II”), Fundrise Growth eREIT II , LLC, (“Investor Partner III”), Fundrise Growth eREIT III, LLC, (“Investor Partner IV”) collectively the “Partners”. The Company was formed primarily to acquire, renovate, finance, own, manage, repair and otherwise manage its wholly owned subsidiary of the Company, directly or through its subsidiary, and any other property owned by the Company and to carry on any other business which may further the interests as the owner of such property. The Company has an indefinite term and shall continue until the Company is terminated or dissolved sooner, in accordance with the provisions of its limited partnership agreement or by law. The Investor Partner I has a 59.9900% interest in the Company, the Electra Partner has a 40.00% interest in the Company, Investor Partner II has a 0.0034% interest in the Company, Investor Partner III has a 0.0033% interest in the Company and Investor Partner VI has a 0.0033% interest in the Company. Profit and losses are allocated, initially in accordance with ownership interest, until certain hurdles are met and subsequently to each Partner based on special Partner allocations. Distributions are calculated in accordance with the partnership agreement.

The Company’s activities are carried out through its wholly owned subsidiary, Amira at Westly LP, acquired on July 18, 2019 doing business as “Amira at Westly”. Amira at Westly is a residential rental property located in Tampa, Florida, originally built in 1999, that contains 360 apartment units.

2.	Significant Accounting Policies

Basis of Presentation and Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“US GAAP.”) The consolidated financial statements include the accounts of all wholly-owned subsidiaries of the Company. All intercompany balances and transactions have been eliminated.

Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

Cash

The amount of cash on deposit in federally-insured institutions is guaranteed up to $250,000 per depositor. The Company periodically has cash balances on deposit with a financial institution in excess of federally-insured limits. The Company has not suffered any financial loss on these deposits and periodically reviews the credit risk of the institution.

Restricted Cash

Restricted cash includes cash subject to certain restrictions as required by the mortgage loan agreements for items such as reserves for real estate taxes, capital items and replacement reserves. All restricted cash is held by the lender.

Escrows	2023
Real Estate Tax	$210,007
Replacement Reserve	428
$210,435

Tenant Receivables

Tenant accounts receivable deemed uncollectible are written off to bad debt expense upon a court order for eviction of the tenant. Any subsequent collections of these receivables are recorded as income at the time of collection.

Investments in Real Estate

Rental property is recorded at relative fair value on the date of purchase. Improvements are capitalized subject to the capitalization policy, while expenditures for maintenance and repairs are expensed as incurred. Upon disposal of depreciable property, the appropriate property accounts are reduced by the related costs and accumulated depreciation. The resulting gains and losses are reflected in the consolidated statement of operations. Construction in Progress contains unfinished capital improvement projects that have not yet been placed in service. These projects are placed in service once completed and depreciation begins on the in-service date.

The rental property is depreciated over the estimated service lives under the straight-line method as follows:

•	Buildings and land improvements	15 – 40 years
•	Furniture, fixtures and equipment	7 years

Impairment of Long Lived Assets

The Company reviews its investment in real estate for impairment whenever events or changes in circumstances indicate that the carrying value of such property may not be recoverable. Recoverability is measured by a comparison of the carrying amount of the real estate to the future net undiscounted cash flow expected to be generated by the rental property and any estimated proceeds from the eventual disposition of the real estate. If the real estate is considered to be impaired, the impairment to be recognized is measured at the amount by which the carrying amount of real estate exceeds the fair value of such property. There were no impairment losses recognized for the for the year ended December 31, 2023.

Revenue Recognition

Rents are recognized for residential units as they are earned. Advance receipts of rental income are deferred until earned. All leases between the subsidiaries of the Company and tenants of the residential unit are operating leases of one year or less. The Company also recognizes other income for certain amenities and expense reimbursement. Rental revenue is recognized in accordance with Accounting Standards Codification (ASC) Topic 842, Leases.

Loan Costs

Loan costs are being amortized over the loan terms on a method which approximates the effective interest method. Amortization expense for the year ended December 31, 2023 was $76,528. Unamortized loan costs are reflected on the consolidated balance sheet as a reduction to the related mortgage notes payable.

Income Taxes

As a limited partnership, the Company’s taxable income or loss is allocated to the Partners in accordance with the limited partnership agreement and is reflected in their income tax returns; accordingly, the accompanying consolidated financial statements do not reflect a provision or liability for federal and state income taxes.

The Partners assess tax positions of the Company at each reporting period in order to determine whether a tax position of the Company is more likely than not to be sustained upon examination by the applicable taxing authority, including resolution of any related appeals or litigation processes, based on the technical merits of the position. Any tax benefit that is determined to not be sustainable would be reported as income tax expense in the consolidated statement of operations. There was no such expense for the year ended December 31, 2023. The Company is subject to examination by major jurisdictions for the 2019 through 2023 tax years.

3.	Mortgage Notes Payable

The mortgages are secured by the rental property, assignment of leases and rents, and substantially all of the restricted cash. An affiliate of the Electra Partner is a guarantor on the loans.

The loan agreements provides for the following:

Borrower	Amount of Loan	Interest Rate	Maturity Date	Balance at December 31, 2023
Amira at Westly LP	$42,450,000	3.85%	August 1, 2029	$42,450,000
Amira at Westly LP	$12,939,000	3.84%	August 1, 2029	$12,939,000

Future minimum principal payments due are summarized as follows:

Year Ending December 31	Amount
2024	$317,721
2025	984,489
2026	1,023,590
2027	1,064,243
2028	1,100,778
Thereafter	50,898,179
Total	$55,389,000

The Amira at Westly LP loans require interest only payments until September 2024, at which time principal and interest are payable monthly in the amount of $259,594 until the loan’s maturity. Additionally, the loans require monthly payments of $107,627 to restricted cash for future real estate replacements and real estate tax obligations of the properties.

4.	Commitments and Contingencies

The Company, as an owner of real estate, is subject to various federal, state and local environmental laws. Compliance by the Company with existing laws has not had a material effect on the Company. However, the Company cannot predict the impact of new or changed laws or regulations on its current properties or on properties it may acquire in the future.

The Company is subject to various legal proceedings and claims which arise in the ordinary course of business. Matters which arise out of allegations of bodily injury, property damage, and employment practices are generally covered by insurance. While the resolution of these legal proceedings and claims cannot be predicted with certainty, management believes the final outcome of such matters will not have a material adverse effect on our consolidated financial statements.

5.	Related Party Transactions

The Company’s wholly owned subsidiary entered into a Property Management Agreement (“PM Agreement”) with American Landmark Management (“ALM”), an affiliate of the Electra Partner, to provide certain property management and construction management services. As compensation for these services, the Company pays ALM property management fees which are based on a percentage of revenue collected and construction management fees which are based on a percentage of construction costs, as defined in the PM Agreement. For the year ended December 31, 2023, the Company incurred property management fees of $310,481. For the year ended December 31, 2023, the Company incurred construction management fees of $50,131, which are capitalized on the consolidated balance sheet. Management fees payable at December 31, 2023 were $26,032, and were included in due to related party – management fees on the consolidated balance sheet.

6.	Subsequent Events

Management has evaluated all events and transactions that occurred after December 31, 2023 through February 5, 2024, the date which the consolidated financial statements were available and issued and noted no items requiring adjustments of the consolidated financial statements or additional disclosures.

AMIRA AT WESTLY

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(In thousands)

	Year Ended December 31, 2023(1)	(Unaudited) Nine Months Ended September 30, 2024
Revenues
Rental and other property revenues	$10,352	$7,925
Total revenues	10,352	7,925

Certain Operating Expenses
Property operating expenses	3,576	2,812
Total certain operating expenses	3,576	2,812

Revenues in Excess of Certain Operating Expenses	$6,776	$5,113

(1)	Amounts for the year ended December 31, 2023 reflect the actual results of operations for the Amira at Westly property as shown in the consolidated statement of operations of the Amira JV LP and Subsidiary. Refer to the Explanatory Note of this Form 8-K/A for further information.

See accompanying notes to statements of revenues and certain operating expenses

AMIRA AT WESTLY

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

Note 1 – Business

On October 31, 2024, Bluerock Homes Trust, Inc. (the “Company”), through subsidiaries of it operating partnership, Bluerock Residential Holdings, L.P. (the “Operating Partnership”), entered into a purchase agreement with BHM Acquisitions, LLC, a wholly owned subsidiary of the Company’s external manager (“BHM Acquisitions”), pursuant to which BHM Acquisitions assigned to BR Amira, DST, a Delaware statutory trust and a wholly owned subsidiary of the Operating Partnership, a purchase agreement to acquire Amira at Westly (the “Property”).

Note 2 – Basis of Presentation

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the United States Securities and Exchange Commission promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues, and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reporting and disclosure of revenues and certain expenses during the reporting period to present the statement of revenues and certain operating expenses. Actual results could differ from those estimates.

Note 3 – Revenues

The Property is located in Tampa, Florida and contains 408 residential units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. The Property recognizes rental revenue on a straight-line basis over the terms of the rental agreements and in accordance with ASC Topic 842 Leases. Rental revenue is recognized on an accrual basis and when the collectability of the amounts due from tenants is deemed probable. Rental revenue is included within rental and other property revenues on the Property’s statements of revenues and certain operating expenses.

Tenant reimbursements for common area maintenance and other recoverable expenses, such as pet, administrative, application and other fees, are recognized when the services are provided and the performance obligations are satisfied. Tenant reimbursements are included within rental and other property revenues on the Property’s statements of revenues and certain operating expenses.

Note 4 – Certain Operating Expenses

Certain operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating expenses include administrative, repairs and maintenance, marketing, payroll, utilities, taxes, and insurance. Expenses such as depreciation, amortization, and interest are excluded.

Note 5 – Commitments and Contingencies

The Property is subject to various legal actions and claims arising in the ordinary course of business. Although the outcome of any legal matter cannot be predicted with certainty, management does not believe that any of these legal proceedings or matters will have a material adverse effect on the financial position or results of operations or liquidity of the Property.

Note 6 – Subsequent Events

The Property evaluated subsequent events through January 16, 2025, the date the financial statements were available to be issued.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2023, and as of and for the nine months ended September 30, 2024 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of September 30, 2024, and the unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2024, and the year ended December 31, 2023, have been prepared to provide pro forma financial information with regard to the Amira at Westly acquisition on October 31, 2024, which the Company expects to consolidate.

The pro forma condensed consolidated balance sheet at September 30, 2024 assumes that the Amira at Westly acquisition occurred on September 30, 2024.

The pro forma condensed consolidated statement of operations assume the transaction referred to above occurred on January 1, 2023.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

All completed acquisitions are accounted for as asset acquisitions. The purchase prices were allocated to the acquired assets and assumed liabilities based on their estimated fair values at the dates of acquisition.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2024

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Amira at Westly (b)	Pro Forma Total
ASSETS
Net real estate investments
Land	$78,342	$15,425	$93,767
Buildings and improvements	414,880	87,336	502,216
Furniture, fixtures and equipment	15,806	2,068	17,874
Total gross operating real estate investments	509,028	104,829	613,857
Accumulated depreciation	(38,410)	—	(38,410)
Total net operating real estate investments	470,618	104,829	575,447
Operating real estate held for sale, net	26,507	—	26,507
Total net real estate investments	497,125	104,829	601,954
Cash and cash equivalents	155,131	(16,133)	138,998
Restricted cash	9,673	—	9,673
Notes and accrued interest receivable, net	34,711	—	34,711
Accounts receivable, prepaids and other assets, net	30,642	—	30,642
Preferred equity investments, net	72,971	—	72,971
In-place lease intangible assets, net	491	2,011	2,502
Non-real estate assets associated with operating real estate held for sale	85	—	85
TOTAL ASSETS	$800,829	$90,707	$891,536

LIABILITIES AND EQUITY
Mortgages payable	$122,529	$54,707	$177,236
Revolving credit facilities	105,000	36,000	141,000
Accounts payable	1,017	—	1,017
Other accrued liabilities	12,130	—	12,130
Due to affiliates	3,615	—	3,615
Distributions payable	548	—	548
Liabilities associated with operating real estate held for sale	519	—	519
Total Liabilities	245,358	90,707	336,065
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 3,889,446 shares issued and outstanding at September 30, 2024	85,992	—	85,992
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 220,000,000 shares authorized; no shares issued and outstanding at December 31, 2023	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 3,953,919 shares issued and outstanding at September 30, 2024, historical and pro forma	40	—	40
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at September 30, 2024, historical and pro forma	—	—	—
Additional paid-in-capital	119,683	—	119,683
Retained earnings	23,212	—	23,212
Total Stockholders’ Equity	142,935	—	142,935
Noncontrolling Interests
Operating partnership units	312,780	—	312,780
Partially owned properties	13,764	—	13,764
Total Noncontrolling Interests	326,544	—	326,544
Total Equity	469,479	—	469,479
TOTAL LIABILITIES AND EQUITY	$800,829	$90,707	$891,536

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2024

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of September 30, 2024.

(b)	The acquisition of a 100% ownership interest in Amira at Westly for a purchase price of $103.0 million, which the Company consolidated on its balance sheet. The Company recorded the following associated with the acquisition of Amira at Westly: (i) a $56.7 million senior loan, and (ii) borrowings of $36.0 million through a credit facility entered into with KeyBank National Association (the “KeyBank Credit Facility”). The carrying value of the senior loan includes ($2.0) million of deferred financing costs related to the acquisition.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Amira at Westly (b)		Pro Forma Total
Revenues
Rental and other property revenues	$34,670	$7,925		$42,595
Interest income from loan investments	1,735	—		1,735
Total revenues	36,405	7,925		44,330

Expenses
Property operating	17,391	2,812		20,203
Property management and asset management fees	3,472	333	(c)	3,805
General and administrative	7,756	—		7,756
Management fees to related party	6,621	—		6,621
Acquisition and other transaction costs	21	—		21
Weather-related losses, net	178	—		178
Depreciation and amortization	13,712	2,226	(d)	15,938
Total expenses	49,151	5,371		54,522

Other income (expense)
Other income, net	106	—		106
Income from preferred equity investments	8,308	—		8,308
Provision for credit losses, net	(214)	—		(214)
Gain on sale and impairment of real estate investments, net	8,770	—		8,770
Loss on extinguishment of debt costs	(118)	—		(118)
Interest expense, net	(12,818)	(2,212)	(e)	(15,030)
Interest income	3,918	—		3,918
Total other income (expense)	7,952	(2,212)		5,740
Net loss	(4,794)	342		(4,452)
Preferred stock dividends	(2,227)	—		(2,227)
Preferred stock accretion	(181)	—		(181)
Net loss attributable to noncontrolling interests
Operating partnership units	(3,695)	234		(3,461)
Partially owned properties	(1,776)	—		(1,776)
Net loss attributable to noncontrolling interests	(5,471)	234		(5,237)
Net loss attributable to common stockholders	$(1,731)	$108		$(1,623)

Loss per common share (f)
Net loss per common share – Basic	$(0.45)			$(0.51)
Net loss per common share – Diluted	$(0.45)			$(0.51)

Weighted average basic common shares outstanding	3,853,321			3,853,321
Weighted average diluted common shares outstanding	3,853,321			3,853,321

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2024.

(b)

Represents adjustments to the Company’s historical operations to give effect to the purchase of Amira at Westly on October 31, 2024 as if these assets had been acquired on January 1, 2023. Pro forma adjustments to the Company’s historical results for the nine months ended September 30, 2024 include adjustments to the following: property management and asset management fees, depreciation and amortization, interest expense, and the operating partnership units’ interest.

Amounts shown for rental and other property revenues and property operating expenses reflect the property’s actual results of operations (historical operations) and have not been adjusted.

(c)	Represents property management and asset management fees estimated to have been incurred for Amira at Westly. Property management fees shall be calculated at the greater of (i) 2.25% of monthly property revenues, or (ii) $17,000 per month, plus the potential for a monthly incentive fee subject to established operational targets. The Company calculated the property management fees at 2.25% of monthly property revenues and did not include any incentive fees as no historical operational targets were available. Asset management fees are calculated at 0.20% per annum of the $103.0 million purchase price, prorated for the nine months ended September 30, 2024, which is due to BR Amira DST Manager, LLC for providing management and supervisory services in connection with Amira at Westly. BR Amira DST Manager, LLC is a related party of the Company, but it is not within the Company’s control and is not consolidated in the Company’s financial statements.

(d)	Represents depreciation and amortization expense adjustment to historical results for the nine months ended September 30, 2024 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the asset’s estimated useful life as follows: 30-40 years for the building, 5-15 years for building and land improvements, and 3-8 years for furniture, fixtures and equipment. Amortization expense relates to the Company’s identifiable intangible assets and consists of the value of in-place leases. In-place leases are amortized using the straight-line method over the remaining non-cancelable term of the respective leases, which is on average six months.

(e)	Represents interest expense for the Amira at Westly acquisition and is estimated to have been incurred on the $56.7 million senior loan, which bears interest at a fixed rate of 4.81% and matures on November 1, 2034. Interest expense is calculated as if the senior loan was entered into on January 1, 2023. Interest expense also includes deferred financing costs which are recognized at acquisition and amortized using the straight-line method over the remaining life of the senior loan. Interest expense does not include any amounts related to borrowings on the KeyBank Credit Facility as borrowings are assumed to have been made on January 1, 2023 and repaid in full one-year from the date of funding due to certain minimum paydown requirements per the terms of the KeyBank Credit Facility. The mortgage balance assumed in the pro forma balance sheet is presented at fair value less unamortized deferred financing costs.

(f)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2024.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Amira at Westly (b)		Pro Forma Total
Revenues
Rental and other property revenues	$40,999	$10,352		$51,351
Interest income from loan investments	94	—		94
Total revenues	41,093	10,352		51,445

Expenses
Property operating	19,164	3,576		22,740
Property management and asset management fees	4,416	439	(c)	4,855
General and administrative	8,004	—		8,004
Management fees to related party	7,922	—		7,922
Acquisition and other transaction costs	1,820	—		1,820
Weather-related losses, net	(17)	—		(17)
Depreciation and amortization	16,178	4,979	(d)	21,157
Total expenses	57,487	8,994		66,481

Other income (expense)
Other income, net	679	—		679
Income from preferred equity investments	11,632	—		11,632
Provision for credit losses, net	(174)	—		(174)
Impairment and gain on sale of real estate investments, net	(1,017)	—		(1,017)
Interest expense, net	(13,102)	(4,622)	(e)	(17,724)
Interest income	2,609	—		2,609
Total other income (expense)	627	(4,622)		(3,995)
Net loss	(15,767)	(3,264)		(19,031)
Preferred stock dividends	(130)	—		(130)
Net loss attributable to noncontrolling interests
Operating partnership units	(8,996)	(2,176)		(11,172)
Partially owned properties	(2,398)	—		(2,398)
Net loss attributable to noncontrolling interests	(11,394)	(2,176)		(13,570)
Net loss attributable to common stockholders	$(4,503)	$(1,088)		$(5,591)

Loss per common share (f)
Net loss per common share – Basic	$(1.30)			$(0.73)
Net loss per common share – Diluted	$(1.30)			$(0.73)

Weighted average basic common shares outstanding	3,845,349			3,845,349
Weighted average diluted common shares outstanding	3,845,349			3,845,349

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K as of December 31, 2023.

(b)

Represents adjustments to the Company’s historical operations to give effect to the purchase of Amira at Westly on October 31, 2024 as if these assets had been acquired on January 1, 2023. Pro forma adjustments to the Company’s historical results for the year ended December 31, 2023 include adjustments to the following: property management and asset management fees, depreciation and amortization, interest expense, and the operating partnership units’ interest.

Amounts shown for rental and other property revenues and property operating expenses reflect the property’s actual results of operations (historical operations) and have not been adjusted.

(c)	Represents property management and asset management fees estimated to have been incurred for Amira at Westly. Property management fees shall be calculated at the greater of (i) 2.25% of monthly property revenues, or (ii) $17,000 per month, plus the potential for a monthly incentive fee subject to established operational targets. The Company calculated the property management fees at 2.25% of monthly property revenues and did not include any incentive fees as no historical operational targets were available. Asset management fees are calculated at 0.20% per annum of the $103.0 million purchase price, which is due to BR Amira DST Manager, LLC for providing management and supervisory services in connection with Amira at Westly. BR Amira DST Manager, LLC is a related party of the Company, but it is not within the Company’s control and is not consolidated in the Company’s financial statements.

(d)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2023 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the asset’s estimated useful life as follows: 30-40 years for the building, 5-15 years for building and land improvements, and 3-8 years for furniture, fixtures and equipment. Amortization expense relates to the Company’s identifiable intangible assets and consists of the value of in-place leases. In-place leases are amortized using the straight-line method over the remaining non-cancelable term of the respective leases, which is on average six months.

(e)	Represents interest expense for the Amira at Westly acquisition and is estimated to have been incurred on (i) the $56.7 million senior loan, which bears interest at a fixed rate of 4.81% and matures on November 1, 2034, and (ii) the borrowings of $36.0 million on the KeyBank Credit Facility, which bears interest per annum, at the Company’s option, at SOFR (Daily Simple or Term) plus 3.60% or the base rate plus 2.50%, and matures one-year from the date of funding, subject to certain minimum paydowns determined by the terms of the KeyBank Credit Facility. Interest expense is calculated as if the senior loan was entered into, and borrowings on the KeyBank Credit Facility were made, on January 1, 2023. Interest expense also includes deferred financing costs which are recognized at acquisition and amortized using the straight-line method over the remaining life of the senior loan. The senior loan balance assumed in the pro forma balance sheet is presented at fair value less unamortized deferred financing costs.

(f)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE: January 16, 2025	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of RSM US LLP